ESPORTS ENTERTAINMENT GROUP

Esports Gaming & Wagering Company

Investor Presentation – September 2020

Forward Looking Statements

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements.

Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.

Esports Entertainment Group: *Three Pillar Strategy*

ESPORTS ENTERTAINMENT GROUP

NASDAQ: GMBL	
Recent Price	$3.87
Market Cap	$44.98M
Shares Outstanding	11.2M
Float	2.3M
As of September 8, 2020	

- Esports Entertainment Group (GMBL) is a Nasdaq-listed company operating in three key verticals; 1) esports entertainment, 2) esports wagering, 3) iGaming and traditional sports betting.
- Esports Entertainment Group is uniquely well-positioned to take advantage of two emerging mega-trends in consumer entertainment, 1) the explosion of esports and video game consumption, particularly amongst younger millennials and Gen Z, 2) the expansion of legal online gambling throughout the US.

Esports Entertainment

EGL

-EGL operates both online and live leagues and tournaments for gamers. The company is known in the industry for producing well-attended, ticketed events sponsored by leading endemic and non-endemic partners.

-The company monetizes its live events through 1) sponsorships, 2) streaming broadcast rights, 3) advertising, 4) tickets, 5) other revenue such as merchandise and food and beverage.

Esports Wagering

VIE.GG

-GMBL intends to be a leader in the growing sector of Esports entertainment and real-money wagering.

-The company's VIE.GG platform offers fans the ability to wager on all professional Esports events for real money in a licensed and secure environment.

-Malta and Curacao gaming licenses (covers 149 jurisdictions globally); UK and Ireland license through Argyll Entertainment; NJ license pending

iGaming + Traditional Sports Betting

ARGYLL ENTERTAINMENT

-In April 2020, GMBL became the first US-based iGaming company to list on the NASDAQ.

-In July 2020, GMBL acquired Argyll Entertainment, a licensed online gambling company in the UK and Ireland with > 100K registered users and $12 mil in revenue in 2019.

-Argyll operates under the brands SportNation and Redzone.bet.

Esports Entertainment Group Investment Highlights

ESPORTS ENTERTAINMENT GROUP

- The Esports audience is a massive and rapidly growing (590 mil by 2022)
- Favorable demographics & diverse global reach
- Esports monetization has dramatic catch-up opportunity vs traditional sports
- Large endemic & non-endemic sponsors want exposure to the sector
- Esports wagering handle is projected to be ~$13 bil in 2020
- Covid-19 has proven that traditional sports bettors will bet on Esports
- GMBL has affiliate partnerships with leading Esports organizations and influencers
- VIE.GG is the most transparent Esports betting site
- Aggressive M&A strategy targeting successful iGaming operators and Esports Assets

What is Esports?

- Esports is organized competitive video gaming that is watched as a spectator event.
- During COVID-19 lockdowns, Esports have exploded in popularity. In April alone, 1.8 bil hours of content were watched on Twitch (up 125% yoy).
- Over 80 U.S. colleges now offer Esports scholarships

*****Despite the vast amount of eyeballs, Esports remain dramatically under-monetized relative to traditional sports*****

Esports Worldwide Audience Size (millions)


700
600
500
400
300
200
100
0
335
395
454
518
580
644
2017
2018
2019
2020
2021
2022


Esports Tournament Prize Purses are Bigger than Most Traditional Sports Purses
FORTNITE
$100M
The International
DOTA2 CHAMPIONSHIPS
$34M
- VS -
Masters Tournament
$11M
us open
$50M
Major Sporting Events Audience Sizes
LIII
SUPER BOWL
98M
Formula1
490M
WORLD SERIES
2019
14M

Source: NewZoo

Favorable Demographics

- Esports' main audience is young, digital native and affluent.
- While the average traditional sports fan is in their 50s, the average age of an Esports fan is only 26 (according to Nielsen).
- Over 30% of Esports enthusiasts have an annual income of over $90K.
- The Esports audience is globally diverse, with over 50% coming from Asia Pacific.

Endemic & Non-Endemic Sponsors Investing in Esports

- The increasing prevalence of cord-cutting and ad-blocker usage has made gamers a cohort that is hard for advertisers to reach through traditional media.
- Esports offer an opportunity for advertisers to communicate with gamers where they are, on digital platforms like Twitch.
- Research has found that esports fans are more likely to be influenced by their favorite team being sponsored by a brand than traditional sports fans are.

The Esports audience skews younger and is global in nature

Esports Viewers by Age


35-40
10%
25-34
42%
18-24
33%
13-17
15%
0%
10%
20%
30%
40%
50%

Esports Enthusiasts by Region


North America 14%
Rest of World 13%
EU 18%
APAC 53%

Endemic		Non-Endemic	
HyperX	Turtle Beach	Toyota	Mercedes-Benz
ASUS	Logitech	Mtn Dew	Red Bull
intel	Alienware	Sephora	Coca-Cola

Sources: NewZoo, Nielsen, Company Websites

Introducing GMBL's Esports Assets

VIE.GG Wagering Platform

- Esports betting began primarily through unregulated sites but it is now migrating to regulated operations. EEG provides a safe, compliant platform and our Nasdaq listing provides full transparency through SEC filings.
- Malta and Curacao gaming licenses (covers 149 jurisdictions globally); UK and Ireland license through Argyll Entertainment; NJ license pending
- On 8/11 EEG signed an LOI to acquire FLIP Sports Limited, a mobile games studio whose proprietary in-play, peer-to-peer technology, provides a unique multi-platform second-screen experience for sports fans and wagering enthusiasts
- Over 100K registered players through Argyll Entertainment.


ESPORTS BETS

- ➢ Mobile optimized platform
- ➢ Easy to access payment options
- ➢ Strong user-interface

EGL Tournament Platform

- EGL operates both online and live leagues and tournaments for gamers. The company is known in the industry for producing well-attended, ticketed events sponsored by leading endemic and non-endemic partners.
- The company monetizes its live events through 1) sponsorships, 2) streaming broadcast rights, 3) advertising, 4) tickets, 5) other revenue such as merchandise and food and beverage.
- In 2019 EGL hosted 22 live events, with an average revenue per event of 61K Euros.

Past EGL Sponsors and Advertisers

Red Bull, KFC, lenovo, Microsoft, ACTIVISION, KONAMI

Esports Entertainment Group Organic Revenue Guidance

ESPORTS ENTERTAINMENT GROUP


FISCAL '21
$13 Mil
FISCAL '22
$25 Mil

Long-Term Esports Wagering TAM / VIE.GG Revenue Opportunity

ESPORTS ENTERTAINMENT GROUP

# of Global Esports Enthusiasts (ex-China)[1]
300 mil

60% are over Age 21[2]
180 mil

Yearly Average Wagered Per Person (handle)[3]
$250

Global Total Handle
$45 bil

Global Gross Revenue TAM *(assume 8% hold)*
$3.6 bil

Implies Esports represents ~2.5% of Global Online Sports Betting Market[4]

VIE.GG Long Term Revenue Opportunity *(assume 5% market share)*
$180 mil

Sources: 1. NewZoo, 2. Nielsen, 3. GMBL Estimate, 4. Zion Market Research

Comparable Company Benchmarking

ESPORTS ENTERTAINMENT GROUP



EV / 2020E Revenue
30.0
25.0
20.0
15.0
10.0
5.0
0.0
25.1
15.5
13.9
13.0
8.7
7.6
5.0
4.8
2.7
Median = 8.7x
Average = 10.7x
DraftKings
Skillz SPAC
PointsBet
GAN
Golden Nugget SPAC
Rush Street SPAC
Esports Comp Group Median
Flutter
Esports Entertainment Group

Esports Entertainment Group (GMBL) trades at a significant discount to pure-play online gambling and Esports competitors despite strong early-mover advantage in the rapidly growing Esports vertical.

Prices as of 9/8/20

Sources: FactSet Investment Research, Skillz, GNOG, RSI based on proposed SPAC valuations
**GMBL based on management's F21 revenue guidance*
Esports Comp Group = EGLX.TO, SLGG, AESE

Key Strategic Partnerships

ESPORTS ENTERTAINMENT GROUP

DIG



- Signed multi-year partnership with Dignitas, one of the most iconic and recognizable brands in esports and owned by Harris Blitzer Sports and Entertainment (HBSE).
- Other HBSE assets include the New Jersey Devils, Philadelphia 76ers, and the Crystal Palace.

ALLIED ESPORTS

VIE LEGEND SERIES

- Allied Esports was named to Fast Company's World's Most Innovative Companies list for 2019, Allied Esports is a premier esports entertainment company with a global network of dedicated esports properties and content production facilities.
- EEG will be the title sponsor of the inaugural VIE.GG CS:GO Legend Series Tournament.

HB SPORTS & ENTERTAINMENT

<u>HBSE Co-Founders</u>:

Josh Harris - Co-Founder and Senior Managing Director of Apollo Global Management

David Blitzer - Global Head of Blackstone's Tactical Opportunities group

AKUR CAPITAL

- Leading independent corporate finance and equity capital markets adviser specializing in online gaming.
- Akur will help EEG with our aggressive M&A strategy, targeting successful iGaming operators that have gambling licenses in strategic jurisdictions.

Management Team

Grant Johnson, B.A., Chief Executive Officer and Chairman, is a business development professional with extensive experience in the online gambling industry as an officer and director of publicly listed technology companies.

Dan Marks, Chief Financial Officer, has spent 18 years in financial and operational leadership roles, predominantly in corporate banking, as COO for the UK Coverage team at Barclays in London and as CFO for US Large Corporates and MMEs at HSBC in New York; he entered the gaming industry in 2016, when he became CFO of Argyll Entertainment.

Stuart Tilly, Corporate Secretary, is the Co-Founder and CEO of Argyll Entertainment and is a practicing UK solicitor, having trained and qualified at international Magic Circle law firm, Allen & Overy. Having held in-house legal roles with various blue-chip gaming companies since 2005, he established the iGaming Counsel in 2012 and was the founder of FLIP Sports.

John Brackens, CIO/CTO and Director, is a tech and gaming industry expert with experience in Esports having led up Network Operations at Activision Blizzard and was COO of Sparkjumpers Game Studios.

Magnus Leppäniemi, VP of Marketing and Head of Esports, began his career in the gaming industry in 1996 and has sold and managed global esports partnerships for major brands and partners like Intel, BenQ Zowie, Electronic Arts, Activision, ESL, and the NBA. Previously, he was Global Sales Director for Wehype and Sales Director North America at DreamHack.

Jeff Cohen, VP of Strategy and Investor Relations, previously an analyst at Stephens Inc, a leading Wall Street investment bank, covering the gaming and esports sectors. Prior to that, Jeff was an analyst in Equity Special Situations at Barclays. Cohen has a Bachelor's in Government at Harvard University and an MBA in Finance and Accounting from Columbia Business School.

Contact Information

ESPORTS ENTERTAINMENT GROUP

STOCK SYMBOL

NASDAQ: **GMBL**

Websites

EsportsEntertainmentGroup.com
VIE.GG
VIE.BET

Address

170 Pater House, Psaila Street
Birkirkara, BKR 9077, Malta

Phone

+356-2757-7000

U.S. Investor Relations

Jeff@esportsentertainmentgroup.com

RedChip Companies, Inc.
Dave Gentry
407-491-4498
Dave@redchip.com